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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 11, 2007



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
           Fiscal Year

Item 5.03 (a)

On December 11, 2007, the Board of Directors of Eastman Kodak Company (the "Company") approved several amendments to the Company's bylaws. These amendments help ensure that the Company's securities are eligible for participation in the Direct Registration System administered by the Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates. The bylaw amendments took effect upon adoption by the Company's Board of Directors.

A copy of the bylaw amendments is attached as Exhibit (3.1) and is incorporated by reference.


ITEM 9.01 Financial Statements and Exhibits

(c) Exhibit

(3.1)  Amendments to the Company's bylaws







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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EASTMAN KODAK COMPANY


                                             By: /s/ Laurence L. Hickey
                                             --------------------------
                                             Laurence L. Hickey
                                             Corporate Secretary

Date:  December 14, 2007


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                          EASTMAN KODAK COMPANY
                            INDEX TO EXHIBIT

Exhibit No.

(3.1)  Amendments to the Company's bylaws